1Q Results 2013 | cbbank.com th 38 Annual Shareholder’s Meeting May 15 2013 th Exhibit 99.1

Safe Harbor
Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; ability to make loans and generate assets; oversupply of inventory and continued deterioration in values of real estate in California and other states where our bank makes loans, both residential and commercial; a prolonged slowdown in business, manufacturing, retail or construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, business and consumer credit, capital levels, limits on bank products and fees, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; the availability and effectiveness of hedging instruments and strategies; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes (including mobile banking and cloud computing); threats to the stability and security of our technology hardware and software, and to the stability and security of any related vendor or customer hardware and software; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effects on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting
Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2012, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

1Q Results 2013 | cbbank.com

Senior Leadership Team
Name Position Banking Experience CVBF Service
Christopher D. Myers President & CEO 29 Years 7 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
3 Years 2 Years
James F. Dowd
Executive Vice President
Chief  Credit Officer
36 Years 5 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
23 Years 3 Years
David A. Brager
Executive Vice President
Sales Division
25 Years 10 Years
R. Daniel Banis
Executive Vice President
CitizensTrust
31 Years 1 Year
Yamynn De Angelis
Executive Vice President
Chief  Risk Officer
34 Years 26 Years
Richard Wohl
Executive Vice President
General Counsel
25 Years 2 Years
Elsa Zavala
Executive Vice President
Chief Information Officer
33 Years 20 Years
Larry Zivelonghi
Executive Vice President
Dairy & Livestock Industries Group
33 Years 20 Years

1Q Results 2013 | cbbank.com

Senior Leadership Team
Name Position
Banking
Experience
CVBF Service
Ted Dondanville
Senior Vice President
Senior Lender
31 Years 15 Years
Hector Gutierrez
Senior Vice President
Deputy Chief Credit Officer
31 Years 2 Years
David Krebs
Senior Vice President
Human Resources
19 Years 10 Years
Eric Lucero
Senior Vice President
The Marketing Group
12 Years NEW
James Mead
Senior Vice President
Region Manager (Inland Empire)
38 Years 20 Years
Michael Mulcahy
Senior Vice President
Region Manager (Los Angeles)
35 Years 5 Years
Tim Noone
Senior Vice President
Specialty Banking
30 Years 5 Years
Mark Richardson
Senior Vice President
Real Estate Banking Group
23 Years 19 Years
Michael Stain
Senior Vice President
Region Manager (Central Valley)
32 Years NEW
Average:
Average:
27 Years
27 Years
10 Years
10 Years

1Q Results 2013 | cbbank.com

Senior Managers
Steven Caseldine SVP |Corona Manager Francene LaPoint SVP | Controller
Ken Clark SVP | Riverside Manager Thomas Trine SVP | Trust Services Manager
Mary Wilson SVP | Tri-City Manager Mary Hernandez SVP | Specialty Banking Group
Greg Armstrong SVP | Upland CBC Manager John Hillier SVP | Specialty Banking Group
Duane Keene SVP | Covina Manager Mary McElwee SVP | Credit Management
LaVon Short SVP | Treasury Services Manager Terry Naffziger SVP | Asset Based Lending
Sue Haynes SVP | Bankcard Services Manager Vince Gottuso SVP | Ontario Airport Manager
Greg Grande SVP | Pasadena Manager Ron Fields SVP | Chino Manager

1Q Results 2013 | cbbank.com

1Q Results 2013 | cbbank.com

Total Assets: $6.3 Billion
Gross Loans: $3.4 Billion
Total Deposits (Including Repos): $5.2 Billion
Total Equity: $768 Million
Source: Q1 2013 earnings release & company filings. *non-covered loans
CVB Financial Corp. (CVBF)
Largest financial institution headquartered in the Inland Empire region of Southern California.  Founded in 1974.
Average Cost of Deposits = 0.11%

1Q Results 2013 | cbbank.com

Largest Banks Headquartered in California

Source: SNL Financial
Rank Name Asset Size (3/31/13)
1 Wells Fargo
$1,436,634
2 Union Bank
$96,959
3 Bank of the West
$62,493
4 First Republic Bank
$35,083
5 City National Bank
$27,434
6 OneWest Bank
$25,369
7 East West Bank
$23,102
8 SVB Financial
$22,796
9 Cathay Bank
$10,521
10 CapitalSource  Inc.
$8,483
11 11 CVB Financial Corp. CVB Financial Corp.
$6,266 $6,266
12 BBCN
$5,839
13 Pacific Western Bank
$5,300
14 Farmers & Merchants of Long Beach
$5,071
15 Westamerica Bank
$4,888
In millions In millions
1Q Results 2013 | cbbank.com

Bank Accomplishments & Ratings
144 Consecutive Quarters of Profitability
94 Consecutive Quarters of Cash Dividends
#6 Rated Bank: BankDirector Magazine
Bank Performance Scorecard (July 2012)
BauerFinancial Report
Five Star Rating (September 2012)
Fitch Rating
BBB (October 2012)
1Q Results 2013 | cbbank.com

1Q Results 2013 | cbbank.com Our Markets

1Q Results 2013 | cbbank.com Existing Locations 11 40 Business Financial Centers 5 Commercial Banking Centers 3 CitizensTrust Locations 1Q Results 2013 | cbbank.com

Deposits*
(000’s)
# of Center
Locations
Total Deposits
(3/31/12)
Total Deposits
(3/31/13)
Los Angeles County
17
Inland Empire
(Riverside & San Bernardino Counties)

Central Valley

Orange County
7
Other
0
Total 45
*Includes Customer Repurchase Agreements; Balance as of balance sheet date
1Q Results 2013 | cbbank.com
Average Cost of Deposits (year to date)
0.17%
0.12%
$1,932,495
$1,617,447
$817,461
$545,356
$244,916
$5,157,675
$1,818,916
$1,698,844
$834,170
$572,867
$261,479
$5,186,276

Non-Interest Bearing Deposits
(000’s)
1Q Results 2013 | cbbank.com
$1,000,000
$1,200,000
$1,400,000
$1,600,000
$1,800,000
$2,000,000
$2,200,000
$2,400,000
$2,600,000
Q1
Q1 Q2 Q3 Q4
2013
2012 2011 2010 2009 2008 2007
Q1 Q2 Q3 Q4
Q1
Q2
Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4

Loans*
*Prior to MTM discount and loan loss reserve (Includes loans Held for Sale) | As of 3/31/13
1Q Results 2013 | cbbank.com
(000’s)
Los Angeles County
Central Valley
Inland Empire
(Riverside & San Bernardino Counties)
Orange County
Other
Total
Non-Covered
Loans*
$1,198,804
$646,987
$601,204
$455,543
$294,463
$3,197,001
Covered
Loans*
$14,194
$173,133
$1,034
$0
$11,241
$199,602
Total Loans*
$1,212,998
$820,120
$602,238
$455,543
$305,704
$3,396,603
%
35.71%
24.15%
17.73%
13.41%
9.00%
100.00%
1Q Results 2013 | cbbank.com

Loan Portfolio Composition*

1Q Results 2013 | cbbank.com
Other, 1.8%
SFR Mortgage,
5.1%
Municipal Lease
Finance
Receivables, 3.4%
Multi-Family, 3.6%
Dairy, Livestock &
Agribusiness,
8.9%
Commercial &
Industrial, 16.7%
Commercial RE-
Non-Owner,
37.2%
Construction RE,
1.7%
Commercial RE –
Owner Occupied,
21.6%
Total Loans by Type
Source: Q1 2013 earnings release & company reports | *Non-covered loans

Dairy & Livestock
as of 03/31/2013
Territory
Number of
Loan Outstandings
Total
Loan Outstandings
Central Valley 65 $123,862
Inland Empire 40 $38,284
Idaho 13 $47,051
New Mexico 15 $32,017
Washington 8 $26,394
Other Areas 13 $10,894
Total 154 $278,502
Dairy: Real Estate 53 $137,964
Grand Total
Grand Total
207
207
$416,466
$416,466

1Q Results 2013 | cbbank.com

Loans*
*Covered Loans net of SJB purchase discount
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
(000’s)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Q1 Q2
Q3 Q4
Q1
2007
2008 2009
2010 2011
2012 2013
Non Covered Loans Covered Loans*
1Q Results 2013 | cbbank.com 17

• Residential Real Estate • Multi-Family (Apartments) • Asset Based Lending 18 2013 New/Enhanced Lending Initiatives 1Q Results 2013 | cbbank.com

Other Lending Areas For Future Consideration/Expansion • SBA 7A • Medical Equipment/Office • Equipment Lending & Leasing • Private Banking 19 1Q Results 2013 | cbbank.com

Profits 1Q Results 2013 | cbbank.com

Net Income
(000’s)
Net Income After Taxes
$20.4 million FHLB prepayment charge
$25,000
$22,500
$20,000
$17,500
$12,500
$15,000
$10,000
$7,500
$5,000
$2,500
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007 2008 2009 2010 2011 2012 2013
1Q Results 2013 | cbbank.com

(000’s)
2009 2010 2011 2012
3 Months to
3/31/2013
Net Interest Income
$222,264 $259,317 $234,681
$236,950 $54,589
Provision for Credit Losses ($80,500) ($61,200) ($7,068)
$0 $0
Other Operating
Income/Expenses (Net)
($52,515) ($111,378) ($106,809) ($122,257) ($24,053)
Income Taxes ($23,830) ($23,804) ($39,071) ($37,413) ($8,921)
Net Profit After Tax
$65,419 $62,935 $81,733 $77,280 $21,615 $21,615
1Q Results 2013 | cbbank.com
Earnings

Net Interest Margin

*Normalized excludes accelerated accretion on covered loans
Normalized*
1Q Results 2013 | cbbank.com
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007 2008 2009 2010 2011 2012 2013
4.25%
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%

Bank Borrowings 1Q Results 2013 | cbbank.com

Bank Borrowings

(000’s)
Trust Preferred (Jr. Subordinated Debentures) Federal Home Loan Bank Debt & Other Borrowings
1Q Results 2013 | cbbank.com
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
Q2 Q3 Q4 Q1
Q2 Q3 Q4
Q1
Q2 Q3 Q4
Q1
Q2 Q3 Q4
Q1 Q2
Q3 Q4 Q1 Q2
2008 2009 2010 2011 2012 2013
2008 2009 2010 2011 2012 2013
$2,500,000
$0
$250,000
$500,000
$750,000
$1,000,000
$1,250,000
$1,500,000
$1,750,000
$2,000,000
$2,250,000
$140,000
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000

Debt Repayment Activity
2013
Type of Debt Payoff Date Amount
Weighted Average
Interest Rate
CVB Statutory Trust II 1/7/2013 $20,619
3-Month LIBOR +
2.85%
CVB Statutory Trust II 4/7/2013 $20,619
3-Month LIBOR +
2.85%
Total: $41,238

(000’s)
1Q Results 2013 | cbbank.com

Type of Debt
Balance at
4/30/2013
Interest Rate Maturity
FHLB Advance $199,002 4.52% Fixed 11/28/2016
CVB Statutory Trust III
$25,774 3-Month LIBOR + 1.38% 3/15/2036
Total $224,776
Outstanding Debt

(000’s)
1Q Results 2013 | cbbank.com

Capital 1Q Results 2013 | cbbank.com

Capital Ratios
Regulatory
Minimum Ratio
Regulatory
Well-Capitalized Ratio
March 31,2013*
Tier 1 Risk-based Capital Ratio 4.0% 6.0% 18.36%
Total Risk-based Capital Ratio 8.0% 10.0% 19.63%
Tier 1 Leverage Ratio 4.0% 5.0% 11.54%
Tangible Capital Ratio 4.0% 5.0% 11.44%
Core Tier 1 Capital Ratio 17.21%

*CVB Financial Corp. - Consolidated
1Q Results 2013 | cbbank.com

Total Shareholder Equity 30 (000’s) $825,000 $0 1Q Results 2013 | cbbank.com $75,000 $150,000 $225,000 $300,000 $375,000 $450,000 $525,000 $600,000 $675,000 $750,000 2006 2012 2011 2010 2009 2008 2007

Securities & Investments 1Q Results 2013 | cbbank.com

*Securities Available For Sale
Yield on securities
portfolio = 2.39%
for the 1st Quarter 2013
Securities Portfolio*
--$2.39 Billion--
CMO’s /
REMIC’s 19.98%
MBS 37.34%
Trust Preferred
0.21%
Municipal
Bonds 26.13%
Government
Agency &
GSEs 16.34%
Source: Q1 2013 earnings release. As of 3/31/2013 securities held-to-maturity were valued at
approximately $2.0 million | Yield on securities represents the fully taxable equivalent
1Q Results 2013 | cbbank.com

Securities Portfolio*
$2.39 Billion
Mark-to-Market (Pre-tax)
(000’s)
*Securities Available For Sale
$60,781 $60,781
MBS & CMO’s
$24,607
Municipal
Bonds $36,850
Other Securities
($676)
$89,000
$79,000
$69,000
$59,000
$49,000
$39,000
$29,000
$19,000
$9,000
-$1,000
Jun
Sep
Dec Mar Jun Sep Dec Mar Mar Jun Jun Sep Dec Sep Dec Mar
13 12 12 12 12 11 11 11 11 10 10 10
10 09 09 09
1Q Results 2013 | cbbank.com

Yield on Securities vs. Yield on Loans
*Excluding Discount Accretion
Yield on Loans*
Yield on Securities
6.00%
Q1
2013 2012
2011
2010 2009
1Q Results 2013 | cbbank.com
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
Q2
Q3 Q4
Q1
Q2 Q3 Q4
Q1
Q2 Q3 Q4
Q1
Q2 Q3 Q4 Q1

CVBF Assets

*Includes overnight funds held at the Federal Reserve, Interest earning - due from
Correspondent Banks, other short-term money market accounts or certificates of deposit
3/31/13
$6.3 Billion
12/31/06
$6.1 Billion
Loans
49.9%
Securities
42.4%
Fed
Balance*
2.4% Other 4.6%
Goodwill &
Intangibles
0.7%
Loans,
52.3%
Securities,
38.2%
Fed
Balance*,
0.9%
Other, 7.7%
Goodwill &
Intangibles,
0.9%
1Q Results 2013 | cbbank.com

CVBF Liabilities
12/31/06
$5.7 Billion
3/31/13
$5.5 Billion
*Includes Customer Repurchase Agreements
Junior
subordinated
Debentures,
1.9%
Borrowings,
36.0%
Total
Deposits*,
61.4%
Other
Liabilities,
0.7%
Other
Liabilities,
1.2%
Junior
subordinated
Debentures,
0.9%
Total
Deposits*,
94.3%
1Q Results 2013 | cbbank.com
Borrowings,
3.6%

May 2013 -Shareholder Update- 37 1Q Results 2013 | cbbank.com

SEC Investigation

•
SEC investigation related to CBB loan loss reserves was
initiated in late July 2010
•
CVBF and outside counsel have fully cooperated with
the SEC
•
We are hopeful the investigation will be positively
resolved but have no specific insight as to timing or
outcome
1Q Results 2013 | cbbank.com

Lawsuits: Shareholder & Derivative

•
The federal securities class action was initiated in January 2011, and the complaint was dismissed by the district court judge in January
2012. An amended complaint was filed in February 2012 and was dismissed by the court in August 2012.
•
Plaintiffs filed another amended complaint in September 2012, which was dismissed (for the third time)  by the court in May 2013.  However, plaintiffs were given leave to re-file yet another amended complaint.
•
We intend to continue to vigorously contest the plaintiff’s claims, which we believe are without merit.
•
The companion state law derivative action has been deferred
pending the outcome of the federal class action lawsuit.
1Q Results 2013 | cbbank.com

CVBF Stock Price

$10.38
Shareholders Meeting
05/18/10
$9.22
Shareholders Meeting
05/18/11
$11.35
05/15/13
$6.56
Shareholders Meeting
05/13/09
--Press Release--
SEC Investigation
08/10/10
$11.07
Shareholders Meeting
05/16/12
1Q Results 2013 | cbbank.com 1Q Results 2013 | cbbank.com
$4
$5
$6
$7
$8
$9
$10
$11
$12
$13
$14

1Q Results 2013 | cbbank.com --2013 & Beyond— Our Growth Strategy

1Q Results 2013 | cbbank.com
Our Mission

“The mission of CVB Financial Corp. is to achieve
superior performance and rank in the top 10% of all
financial institutions in the nation in return on equity
and return on assets.  This will be achieved by
delivering the finest in financial products and services
through relationship banking commitments with
businesses and professionals in the Inland Empire, Los
Angeles County, Orange County and the Central
Valley areas of California.  It will be supported by an
unqualified commitment to our five core values.”

1Q Results 2013 | cbbank.com Five Core Values 43 1. Financial Strength 2. Superior People 3. Customer Focus 4. Cost Effective Operation 5. Having Fun

1Q Results 2013 | cbbank.com
Our Vision
Citizens Business Bank will strive to become the
dominant financial services company operating
throughout the state of California, servicing the
comprehensive financial needs of successful small to
medium sized businesses and their owners.

1Q Results 2013 | cbbank.com
Target Customer
The best privately-held and/or family-owned
businesses throughout California
Annual revenues of $1-200 million
Top 25% in their respective industry
Full relationship banking
Build 20-year relationships

Three Areas of Growth 46 Acquisitions --Banks-- --Trust-- DeNovo Same Store Sales 1Q Results 2013 | cbbank.com

•
Target size: $200 million to $2 billion in assets
•
Financial & Strategic
•
In-market and/or adjacent geographic market (California only)
Acquisition Strategy
--Banks--
--Trust/Investment--
•
Target size: AUM of $200 million to $1 billion
•
In California
--Banking Teams--
•
In- market & ‘new’ markets
1Q Results 2013 | cbbank.com

2013 Strategy: Key Objectives 48 1Q Results 2013 | cbbank.com

Our ‘Critical Few’
•
Loan Growth
•
Expand Credit Product Offerings & Capabilities
•
Build Core Deposits
•
Drive Service Charge & Fee Income Growth
•
Manage Operating Efficiency
•
Grow Through Acquisition
1Q Results 2013 | cbbank.com

Copy of presentation at www.cbbank.com 1Q Results 2013 | cbbank.com